SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 20, 2009

DYNEGY INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dynegy Inc. (“Dynegy”) announced August 20, 2009 that, effective October 1, 2009, Richard W. Eimer, Executive Vice President of Operations, will retire.  Mr. Eimer has served as Executive Vice President of Operations since January 2008.  Prior to January 1, 2008, he served most recently as: Senior Vice President of Operations since 2005; and Senior Vice President of Coal Plant Operations since 2003.

Concurrent with Mr. Eimer’s retirement, Lynn A. Lednicky, 49, will be named Executive Vice President of Operations.  In this new role, Mr. Lednicky will be responsible for the operational management of the company’s fleet of power generation assets.  Mr. Lednicky has served as Executive Vice President, Asset Management, Development and Regulatory Affairs since January 1, 2008.  Prior to January 1, 2008, he served most recently as: Executive Vice President, Commercial and Development since January 1, 2007; Executive Vice President of Strategic Planning and Corporate Business Development from November 2005 to January 2007; Senior Vice President of Strategic Planning and Corporate Business Development from July 2003 to November 2005 and Senior Vice President of Power Origination from December 2000 to July 2003.

There are no family relationships, arrangements or understandings between Dynegy and Mr. Lednicky other than those compensatory arrangements previously disclosed.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the above events is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K.  Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
   No.              Document

99.1	Press release dated August 20, 2009 announcing retirement of Richard W. Eimer, Executive Vice President of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: August 20, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit

   No.               Document

99.1	Press release dated August 20, 2009 announcing retirement of Richard W. Eimer, Executive Vice President of Operations.